Property, Plant And Equipment	6 Months Ended
Jun. 26, 2011
Property, Plant And Equipment
Property, Plant And Equipment

9. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment ("PP&E"), net consisted of the following:

	June 26, 2011	December 26, 2010
	(In thousands)
Land	$80,224	$81,212
Buildings	1,090,722	1,091,004
Machinery and equipment	1,437,865	1,414,718
Autos and trucks	61,203	57,441
Construction-in-progress	145,355	96,442

PP&E, gross	2,815,369	2,740,817
Accumulated depreciation	(1,456,991)	(1,382,681)

PP&E, net	$1,358,378	$1,358,136

The Company recognized depreciation expense of $48.2 million and $54.2 million during the thirteen weeks ended June 26, 2011 and June 27, 2010, respectively and $95.1 million and $106.8 million during the twenty-six weeks ended June 26, 2011 and June 27, 2010, respectively.

During the thirteen and twenty-six weeks ended June 26, 2011, the Company sold certain PP&E for cash of $0.5 million and $4.9 million and recognized net losses on these sales of $0.8 million and net gains of $0.3 million, respectively. PP&E sold in 2011 included an idled feed mill in Georgia, various broiler and breeder farms in Texas, vacant land in Texas and miscellaneous processing equipment. During the thirteen and twenty-six weeks ended June 27, 2010, the Company sold certain PP&E for cash of $0.6 million and $1.6 million and recognized net gains on these sales of $0.2 million and $0.1 million, respectively. PP&E sold in 2010 included a broiler farm and miscellaneous equipment.

Management has committed to the sale of certain properties and related assets, including, but not limited to, processing plants, office buildings and farms, which no longer fit into the operating plans of the Company. The Company is actively marketing these properties and related assets for immediate sale and believes a sale of each property can be consummated within the next 12 months. At June 26, 2011 and December 26, 2010, the Company reported properties and related assets totaling $48.2 million and $47.7 million, respectively, in Assets held for sale on its Consolidated Balance Sheets. For both the thirteen and twenty-six weeks ended June 26, 2011, the Company recognized impairment expense of $2.8 million on certain of these assets based on purchase offers received from outside parties and accepted by the Company.

As part of the Chapter 11 reorganization activities discussed in "Note 2. Chapter 11 Proceedings" and the exit or disposal activities discussed in "Note 3. Exit or Disposal Activities," the Company closed or idled various processing complexes, processing plants, hatcheries and broiler farms throughout the US. Neither the Board of Directors nor JBS USA has determined if it would be in the best interest of the Company to divest any of these idled assets. Management is therefore not certain that it can or will divest any of these assets within one year, is not actively marketing these assets and, accordingly, has not classified them as assets held for sale. The Company continues to depreciate these assets. At June 26, 2011, the carrying amount of these idled assets was $72.7 million based on depreciable value of $163.1 million and accumulated depreciation of $90.4 million. We reopened an idled processing plant in Douglas, Georgia in January 2011. We anticipate that this plant will be operating at full capacity by the second quarter of 2012.

The Company last formally estimated the fair values of its assets held for sale and idled assets during the thirteen weeks ended December 26, 2010. Most of the production-related assets were valued at their highest and best use—as operating chicken processing facilities. A selected few of the production-related assets and the office buildings held for sale were valued as empty facilities. Management does not believe that the aggregate carrying amount of the assets held for sale or the idled assets is significantly impaired at the present time. However, should the carrying amounts of these assets consistently exceed future purchase offers received, if any, recognition of impairment charges could become necessary. Further, if chicken prices and feed ingredient prices fail to improve relative to current levels, the Company's ability to recover the carrying value of its operating assets, including its property, plant and equipment and identified intangible assets could be materially jeopardized. At the present time, the Company's forecasts indicate that it can recover the carrying value of its operating assets, including its property, plant and equipment and identified intangible assets, based on the projected cash flows of the operations.

Subsequent to the date of the Consolidate Balance Sheets, the Company signed a listing agreement to market for sale an idled processing facility in Franconia, Pennsylvania. The carrying amount of the processing facility and related assets at June 26, 2011 was $8.2 million.

Subsequent to the balance sheet date, the Company developed and announced plans to close its Dallas, Texas processing facility. The Company will impair the carrying amount of the processing facility's land and buildings as well as the carrying amount of certain breeder farms that currently supply the processing facility by approximately $9.1 million during the third quarter of 2011. The Company also expects to incur closing costs totaling $16.6 million and to write off related breeder hen inventories of $3.0 million in the third quarter of 2011.